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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 24, 2004

                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)

        New York                   1-15286                     11-2418067
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    (State or other              (Commission                 (IRS Employer
    jurisdiction of              File Number)             Identification No.)
    incorporation)

                 388 Greenwich Street, New York, New York       10013
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               (Address of principal executive offices)       (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      Exhibits:

      Exhibit No.     Description

         1.01 Terms Agreement, dated June 24, 2004, between the Company and Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of the Company's 10% Equity Linked Securities (ELKS(R)) based upon the common stock of Yahoo! Inc. due June 30, 2005.

         4.01 Form of Note for the Company's 10% Equity Linked Securities (ELKS(R)) based upon the common stock of Yahoo! Inc. due June 30, 2005.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2004                       CITIGROUP GLOBAL MARKETS
                                           HOLDINGS INC.

                                                 By: /s/ Geoffrey S. Richard
                                                     ---------------------------
                                                     Name: Geoffrey S. Richards
                                                     Title: Vice President